SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X] Preliminary Proxy Statement                     [ ] Confidential, for Use of
                                                        the Commission Only
                                                        (as permitted by
                                                        Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Julius Baer Global Equity Fund Inc.

               (Name of Registrant/s as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

                       JULIUS BAER GLOBAL EQUITY FUND INC.
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017
                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 26, 2006
                                 ---------------

To the Stockholders of Julius Baer Global Equity Fund Inc.

Notice is hereby given that the annual meeting of stockholders of Julius Baer Global Equity Fund Inc., a Maryland corporation, (the "Fund") will be held on July 26, 2006 at 9:00 a.m. EDT, at the offices of the Fund, 330 Madison Avenue, Floor 12A, New York, NY 10017, for the following purposes:

1.  To amend and restate the charter of the Fund to:

    (a) Remove the requirement to hold an annual meeting of stockholders; and

    (b) Declassify the Board of Directors of the Fund; and

2.  To elect Directors of the Fund.

3. Such other business as may properly come before the meeting or any adjournments or postponements thereof.


The Board of Directors of the Fund has fixed the close of business on May 1, 2006, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                             By Order of the Board of Directors,

                                             John Whilesmith
                                             Secretary

June 16, 2006

STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, STOCKHOLDERS WHOSE SHARES ARE HELD IN "STREET NAME" MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

             REGISTRATION                       VALID SIGNATURE

CORPORATE ACCOUNTS
(1) ABC Corp. ........................   ABC Corp.
(2) ABC Corp. ........................   John Doe, Treasurer
(3) ABC Corp.
   c/o John Doe, Treasurer ...........   John Doe
(4) ABC Corp. Profit Sharing Plan ....   John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust ........................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
   u/t/d 12/28/78 ....................   Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o
   John B. Smith, Jr. UGMA ...........   John B. Smith
(2) John B. Smith ....................   John B. Smith, Jr., Executor

                       JULIUS BAER GLOBAL EQUITY FUND INC.
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017
                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 26, 2006
                                 ---------------

                                 PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Julius Baer Global Equity Fund Inc. (the "Fund") for use at its annual meeting of stockholders to be held on July 26, 2006 at 9:00 a.m. EDT, at the offices of the Fund, 330 Madison Avenue, Floor 12A, New York, NY 10017, and at any adjournments and postponements thereof (collectively, the "Annual Meeting"). A Notice of Annual Meeting of Stockholders and a proxy card accompany this Proxy Statement.

    At the Annual Meeting, stockholders will be asked to consider and vote on the following:

1.  To amend and restate the charter of the Fund ( the "Charter") to

    (a) Remove the requirement to hold an annual meeting of stockholders; and

    (b) Declassify the Board of the Fund; and

2.  The election of Directors of the Fund.

3. Such other business as may properly come before the meeting or any adjournments or postponements thereof.

SOLICITATION OF PROXIES AND VOTING INFORMATION

    The Board is soliciting votes from stockholders of the Fund with respect to the amendment and restatement of the Charter and the election of Directors as described in this Proxy Statement. The approximate date on which this Proxy Statement is being mailed to stockholders is June 16, 2006. Additional information regarding the solicitation of proxies is included at the end of this Proxy Statement under "General Information."

    The Board has set the close of business on May 1, 2006, as the record date (the "Record Date"), and only stockholders of record who owned shares of the Fund on the Record Date will be entitled to vote at the Annual Meeting. If you do not expect to attend the Annual Meeting, please sign and promptly return the proxy card in the enclosed self-addressed envelope or if your shares are held in "street name" you may also vote by telephone or through the internet as indicated in the proxy card. If the accompanying proxy card is properly executed and returned in time to be voted at the Annual Meeting, the shares represented by that proxy card will be voted in accordance with the instructions provided on the proxy card. If no choices are specified, the shares will be voted FOR the election of all nominees for Director listed in this Proxy Statement. Additional information regarding outstanding shares, voting and attending the Annual Meeting is included at the end of this Proxy Statement under "Voting Information."

              PROPOSAL 1: AMENDMENT AND RESTATEMENT OF THE CHARTER

         Stockholders are being asked to approve the amendment and restatement of the Charter. The Charter will be amended to: (a) remove the requirement to hold an annual meeting of stockholders and (b) declassify the Board.

REMOVAL OF THE REQUIREMENT TO HOLD AN ANNUAL MEETING OF STOCKHOLDERS

         On July 1, 2004, the Fund converted from a closed-end, non-diversified investment company to an open-end, diversified investment company ("open-end fund"). An open-end fund is not required to hold annual meetings of stockholders in which the election of directors is not required to be acted on under the Investment Company Act of 1940, as amended (the "1940 Act").

         If the Amendment and Restatement of the Charter is approved, the Fund will only be required to hold an annual meeting in any year in which the election of directors is required to be acted upon under the 1940 Act. The Fund does not intend to hold annual meetings in any year in which it is not required to do so. By not holding annual stockholder meetings, the Fund would save the costs of preparing proxy materials and soliciting stockholders' votes on the usual proposals contained in the proxy statement. Fund management estimates that the annual cost to shareholders for preparation of proxy materials and solicitation of votes in connection with the annual shareholders meeting to be approximately $100,000.

         Nevertheless, the Fund would be required to hold a meeting of stockholders when stockholder approvals are necessary under the 1940 Act or Maryland law. Under the 1940 Act, the Fund would be required to hold a stockholder meeting if the number of directors elected by stockholders was less than a majority of the total number of directors, if a change were sought in the fundamental investment policies of the Fund, in an investment advisory agreement, or in a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act if the change involved a material increase in Fund expenses. Under Maryland law and the Fund's By-Laws, a special meeting of stockholders must be called when required under the 1940 Act or upon request of the stockholders only when requested in writing by a majority of stockholders entitled to cast votes at such special meeting.



DECLASSIFICATION OF THE BOARD

         Pursuant to the Charter of the Fund, the Board is currently divided into three classes. The terms of office of Class I, II and III Directors will expire as of the annual meeting of stockholders to be held in 2007, 2008 and 2006, respectively. Upon expiration of the terms of office of each class, those persons then elected as Directors in that class would serve until the third annual meeting of stockholders following their election and until their successors were duly elected and qualified.

         Under this classified Board structure, only those Directors in a single class may be replaced in any one year, and it would require two years to change a majority of the Board. Nevertheless, the Maryland General Corporation Law (the "MGCL") provides that stockholders may remove directors on a classified board for cause upon the vote of two-third of the outstanding shares entitled to vote in the election of directors, even if the directors are not then standing for re-election and, under regulations adopted by the Securities and Exchange
Commission (the "SEC"), appropriate stockholder proposals may be included in management's annual proxy statement. This classified Board structure, which may be regarded as an "anti-takeover" provision, is intended to make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, have the effect of maintaining the continuity of management. The conversion of the Fund to an open-end fund has eliminated the need for this precautionary anti-takeover measure. Therefore, the Board has considered and unanimously approved, subject to stockholder approval of this Proposal 1, amendments to the Charter eliminating this provision.

         In summary, you are being asked to eliminate classes for Directors and provide that Directors have indefinite terms. Regardless of the recommended changes to a Director's term, shareholders will retain all of their existing rights with respect to removal of Directors.

         A copy of the proposed amended and restated Charter showing all proposed amendments, which will amend and restate the Charter of the Fund and thereby reflect the amendments contemplated by this Proposal 1, is attached to this Proxy Statement as EXHIBIT 2.

BOARD RECOMMENDATION

THE BOARD HAS CONCLUDED THAT PROPOSAL 1 IS IN THE BEST INTEREST OF THE FUND. ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT AND RESTATEMENT OF THE CHARTER.

                        PROPOSAL 2: ELECTION OF DIRECTORS

    Stockholders are being asked to elect Directors. If Proposal 1 is approved, stockholders are being asked to elect seven (7) Directors to serve, for a term of indefinite duration beginning upon the effectiveness of the amendment and restatement of the Charter and until their successors are duly elected and qualified. As discussed in Proposal 1, stockholders are being asked to approve the declassification of the Board. Accordingly, if Proposal 1 is not approved, there will be no changes to the structure of the Board, but stockholders will be asked to elect three (3) of the seven (7) Directors of the Fund, as discussed below.

    Each nominee has consented to serve as Director. The Board knows of no reason why any of these nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominees will be voted for such substitute nominees as the Board may recommend.

INFORMATION ABOUT THE NOMINEES AND CONTINUING DIRECTORS

    Set forth below is certain information regarding the nominees and the Directors who will continue in office. Nominees and Directors who are not "interested persons" of the Fund as defined in the 1940 Act are referred to as Independent Nominees and Independent Directors, respectively, and the Director who is an "interested person" of the Fund as defined in the 1940 Act is referred to as an Interested Director. The Fund complex includes the Fund and the four portfolios of the Julius Baer Investment Funds (the "Trust")(the "Fund Complex"). Julius Baer Investment Management LLC ("JBIM" or the "Adviser") is the investment adviser to the Fund Complex. All nominees are currently Directors of the Fund.

INDEPENDENT NOMINEES

--------------------------- ------------ ---------- ---------------------------------- ------------------
 NAME, DATE OF BIRTH AND     POSITION    LENGTH      PRINCIPAL OCCUPATIONS(S) DURING       NUMBER OF
         ADDRESS             HELD WITH   OF TIME              PAST 5 YEARS               PORTFOLIOS IN
                               FUND      SERVED                                          FUND COMPLEX
                                                                                          OVERSEEN BY
                                                                                          NOMINEE FOR
                                                                                           DIRECTOR
--------------------------- ------------ ---------- ---------------------------------- ------------------
Harvey B. Kaplan            Director,    Since      o    Retired since 2006;                   5
(September 22, 1937)        Class III    1990            Controller (Chief Financial
330 Madison Avenue                                       Officer), Easter Unlimited,
New York, NY 10017                                       Inc. (toy company)
--------------------------- ------------ ---------- ---------------------------------- ------------------
Gerard J.M Vlak             Director,    Since      o    Retired                               5
(September 28, 1933)        Class III,   2004
330 Madison Avenue          Chairman
New York, NY 10017          of the
                            Fund
--------------------------- ------------ ---------- ---------------------------------- ------------------
Peter Wolfram               Director,    Since      o    Partner, Kelley Drye &                5
(April 2, 1953)             Class III    2004            Warren (law firm)
330 Madison Avenue
New York, NY 10017
--------------------------- ------------ ---------- ---------------------------------- ------------------
Antoine Bernheim            Director,    Since      o    President, Dome Capital               5
(May 30, 1953)              Class I      1990            Management Inc. (investment
330 Madison Avenue                                       firm); Chairman, Dome
New York, NY 10017                                       Securities Corp.
--------------------------- ------------ ---------- ---------------------------------- ------------------
Robert S. Matthews          Director,    Since      o    Partner, Matthews & Co.               5
(October 16, 1943)          Class II     2002            (certified public
330 Madison Avenue                                       accountants)
New York, NY 10017
--------------------------- ------------ ---------- ---------------------------------- ------------------
Thomas J. Gibbons           Class II     Since      o    President, Cornerstone                5
(June 1, 1947)                           2004            Associates Management
330 Madison Avenue                                       (Consulting Firm)
New York, NY 10017
--------------------------- ------------ ---------- ---------------------------------- ------------------

    INTERESTED NOMINEE

--------------------------- ------------ ----------- --------------------------------- ------------------
 NAME, DATE OF BIRTH AND     POSITION    LENGTH OF       PRINCIPAL OCCUPATION(S)           NUMBER OF
         ADDRESS             HELD WITH     TIME           DURING PAST FIVE YEARS         PORTFOLIOS IN
                             THE FUND     SERVED                                         FUND COMPLEX
                                                                                          OVERSEEN BY
                                                                                           DIRECTOR
--------------------------- ------------ ----------- --------------------------------- ------------------
Glen Wisher (1)             Director,     Since      CEO of Julius Baer Americas                5
(October 10, 1963)          Class I       2005       (since May 2004); Managing
330 Madison Avenue                                   Director & Head of
New York, New York 10017                             Institutional Asset Management
                                                     Americas of Julius Baer
                                                     Americas (October 2001-June
                                                     2004). Director of Fixed
                                                     Income (London)
                                                     (January 2001 - October 2001)
--------------------------- ------------ ----------- --------------------------------- ------------------

    (1) Mr. Wisher is considered to be an Interested Director as defined in the 1940 Act, because of his position with the Fund, the Adviser, and the Trust, an affiliate of the Fund.

IF PROPOSAL 1 IS NOT APPROVED

         If Proposal 1 is not approved, stockholders will be asked to elect three (3) of the seven (7) Directors of the Fund. If Proposal 1 is not approved, the Board will remain to be divided into three classes, designated as Class I, Class II and Class III. Each year the term of office of one class expires. At the Annual Meeting, the election of Harvey Kaplan, Gerard J.M. Vlak and Peter Wolfram as Class III Directors is proposed. Each Class III Director is to hold office for a period expiring at the third succeeding annual meeting of stockholders and when each successor is duly elected and qualified. Messrs. Kaplan, Vlak and Wolfram currently serve as Directors of the Fund and have consented to continue to serve as Directors of the Fund if elected at the Annual Meeting. If any nominee should be unable to serve, an event not now anticipated, the persons named in the proxy have discretionary authority to vote in favor of a substitute nominee or nominees as may be proposed by the Board.

         Any Director may resign and any Director may be removed, with or without cause, at any annual or special meeting of stockholders called for that purpose by a vote of at least 75% of the votes entitled to be cast on the matter. In case a vacancy shall exist for any reason, the remaining Directors may fill such vacancy by appointing another Director. If, at any time, less than a majority of the Directors holding office have been elected by the stockholders, the Directors then in office will call a stockholders meeting for the purpose of electing Directors to fill any existing vacancies in the Board. Under the Fund's retirement policy, Directors must retire upon reaching age 75. Certain information regarding the nominees and the Directors who will continue in office is provided above.

FUND SHARE OWNERSHIP OF THE NOMINEES AND DIRECTORS ABOVE AS OF MAY 31, 2006

         The following table sets forth the aggregate dollar range of equity securities owned by each Nominee and Director in the Fund and in all funds in the Fund Family as of the Record Date. Information regarding share ownership is based upon information provided by each Nominee and Director.

INDEPENDENT NOMINEES AND DIRECTORS

NAME OF NOMINEE OR DIRECTOR              DOLLAR RANGE OF EQUITY SECURITIES IN   AGGREGATE DOLLAR RANGE OF EQUITY
                                         THE FUND                               SECURITIES IN ALL REGISTERED
                                                                                INVESTMENT COMPANIES OVERSEEN BY
                                                                                NOMINEE OR DIRECTOR IN FUND COMPLEX
Harvey B. Kaplan                                      $1-$10,000                          $10,001 - $50,000
Antoine Bernheim                                         None                                   None
Thomas J. Gibbons                                     $1-$10,000                             $1 - 10,000
Robert S. Matthews                                    $1-$10,000                            Over $100,000
Gerard J.M. Vlak                                         None                                $1 - $10,000
Peter Wolfram                                      $10,001 - $50,000                      $10,001 - $50,000

INTERESTED DIRECTOR

NAME OF DIRECTOR                         DOLLAR RANGE OF EQUITY SECURITIES IN   AGGREGATE DOLLAR RANGE OF EQUITY
                                         THE FUND                               SECURITIES IN ALL REGISTERED
                                                                                INVESTMENT COMPANIES OVERSEEN BY
                                                                                DIRECTOR IN FUND COMPLEX

Glen Wisher                                        $10,001 - 50,000                      $50,001 - $100,000


    As of the Record Date, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares. The Board held six meetings during the fiscal year ended October 31, 2005. All of the Directors attended at least 75% of the Board meetings. All of the Directors attended at least 75% of the meetings held by each Committee of which they were a member.

    The following table lists the compensation paid to each of the Directors by the Fund Complex during the fiscal year ended October 31, 2005. Mr. Wisher is an Interested Director and therefore did not receive compensation from the Fund Complex. The Fund has no retirement or pension plan for its Directors or officers.

    COMPENSATION TABLE (FOR FISCAL YEAR END OCTOBER 31, 2005)

                               AGGREGATE                  TOTAL COMPENSATION
                             COMPENSATION                 FROM THE FUND AND THE
  NAME                       FROM THE FUND                   FUND COMPLEX
  -----                     --------------                ---------------
  Antoine Bernheim             $10,877                          $78,875
  Thomas J. Gibbons            $12,217                          $99,008
  Harvey B. Kaplan             $10,877                          $72,875
  Robert S. Matthews           $10,877                          $83,375
  Gerard J.M. Vlak              $8,755                          $78,172
  Peter Wolfram                 $8,755                          $75,250
  Total                        $62,358                         $487,555

    COMMITTEES OF THE BOARD

    The Board has a Nominating Committee, an Audit Committee, a Valuation Committee, an Administrative Services Committee, and an Annual Advisory Contract Approval Committee. Currently, Messrs. Matthews (Chairman), Kaplan and Wolfram comprise the Audit Committee; Messrs. Gibbons (Chairman), Kaplan and Bernheim comprise the Nominating Committee; Messrs. Matthews (Co-Chairman), Kaplan
(Co-Chairman), Bernheim, and Wolfram comprise the Valuation Committee; Messrs Gibbons (Chairman) and Wolfram comprise the Administrative Services Committee; and Messrs. Bernheim (Chairman) and Gibbons comprise the Annual Advisory Contract Approval Committee.

    NOMINATING COMMITTEE: All members of the Nominating Committee are independent under the applicable listing standards of the New York Stock Exchange and are Directors. The Nominating Committee nominates Independent Nominees to stand for election as Independent Directors, reviews committee assignments and reviews compensation matters. The Nominating Committee receives, reviews and maintains files of individuals qualified to be recommended as nominees for election as Directors, including any recommendations proposed by stockholders, and presents recommendations to the Board of Directors. The Nominating Committee evaluates the candidates' qualifications, including their character, judgment, business experience, diversity and acumen, and their independence from the Fund's Adviser and other principal service providers. The minimum qualifications and standards that the Fund seeks for Director nominees are: reputation for integrity, good business sense, stature sufficient to instill confidence, a sense of materiality, ability to commit the necessary time, financial independence from board fees, and familiarity with financial statements and basic investment principles. The Nominating Committee had one meeting during the fiscal year ended October 31, 2005. The Nominating Committee has a charter, a copy of which was included as an exhibit to the Fund's proxy statement, dated February 11, 2004.

    Nominees recommended by stockholders will be considered by the Nominating Committee. Recommendations should be submitted in writing to the Secretary of the Fund. Any stockholder recommendation of Director candidates must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act") to be considered by the Nominating Committee. In evaluating a candidate recommended by a stockholder, the Nominating Committee, in addition to the factors discussed above, may consider the objectives of the stockholder in submitting that nomination and whether such objectives are consistent with the interests of all stockholders.

    On December 8, 2004, the Board of the Fund approved the formation of a subcommittee of the Nominating Committee dealing with compensation matters. Messrs. Gibbons (Chairman), Bernheim and Kaplan comprise this compensation subcommittee.

    AUDIT COMMITTEE: The Audit Committee, pursuant to the Audit Committee Charter adopted by the Board (included as an exhibit to the Fund's proxy statement dated May 21, 2003): (1) recommends to the Board independent registered public accounting firms to be retained for the next fiscal year; meets with the Fund's independent registered public accounting firm as necessary; (2) considers the effect upon the Fund of any changes in accounting principles or practices proposed by the Adviser or the independent registered public accounting firm; (3) reviews the fees charged by the independent registered public accounting firm for audit and non-audit services; (4) investigates improprieties or suspected improprieties in the Fund's operations;
(5)  reviews  the  findings  of  Securities  and  Exchange   Commission  ("SEC")
examinations and consults with the Adviser on appropriate responses; and (6) reports its activities to the full Board on a regular basis and makes such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee had three meetings during the fiscal year ended October 31, 2005. All members of the Audit Committee are independent under the applicable listing standards of the New York Stock Exchange and are Independent Directors.

    VALUATION COMMITTEE: The Board has delegated to its Valuation Committee the authority and responsibility to make fair value determinations on behalf of the Board. The Valuation Committee reviews each action taken or approved by the
Pricing Committee to determine whether such actions were taken in a manner consistent with the Fund's Valuation Procedures, and also reviews the appropriateness of the methodologies used to value portfolio securities in the Fund's portfolios and the quality of the prices obtained through those procedures and recommends adjustments to such methods when appropriate. The Valuation Committee had one meeting during the fiscal year ended October 31, 2005. All members of the Valuation

Committee are independent, under the applicable listing standards of the New York Stock Exchange, and are Independent Directors.

    ADMINISTRATIVE SERVICES COMMITTEE: On June 22, 2005 the Board approved the formation of the Administrative Services Committee. The Administrative Services Committee reviews proposed contracts between the Fund and the Administrator, Custodian, Transfer Agent, and Distributor/Principal Underwriter, respectively, prior to submission to the full Board for approval.

    ANNUAL ADVISORY CONTRACT APPROVAL COMMITTEE: On November 7, 2005 the Board approved the formation of the Annual Advisory Contract Approval Committee. The Annual Advisory Contract Approval Committee gathers and reviews such information as is necessary to evaluate the terms of all advisory agreements on an annual basis prior to submission of the advisory agreement to the full Board for approval. In addition, this committee periodically reviews the Chief Compliance Officer's methodologies and procedures for reviewing the Adviser's compliance program.

    On November 7, 2005, the Board of the Fund approved the formation of a subcommittee of the Annual Advisory Contract Approval Committee to explore alternative methods and processes for providing information about the Funds to members of the Board. Messrs. Bernheim (Chairman), Matthews and Gibbons comprise this subcommittee.

BOARD RECOMMENDATION

    THE BOARD OF THE DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                               GENERAL INFORMATION

ADDITIONAL INFORMATION REGARDING PROXY SOLICITATION

    Proxy solicitations will be made, beginning on or about June 14, 2006, primarily by mail, but proxy solicitations also may be made by telephone, facsimile, or personal interviews conducted by officers and employees of the Fund, the Adviser and Investors Bank & Trust Company, the custodian and administrator of the Fund.

    In addition, the Fund has engaged D.F. King & Co., Inc. to solicit proxies on behalf of the Fund's Board for a fee not to exceed $1,500 plus out-of-pocket expenses. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund.

REPORT TO STOCKHOLDERS

    The Fund's Annual Report to stockholders for the fiscal year ended October 31, 2005, which contains audited financial statements, was previously sent to stockholders. An additional copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling 1-800-387-6977 or mailing a request to:
Julius Baer Global Equity Fund Inc. c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

REVOCATION OF PROXY

    Any Stockholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person, or by letter to the Secretary of the Fund.

INFORMATION ABOUT SERVICE PROVIDERS

    ADVISER. JBIM located at 330 Madison Avenue, New York, NY 10017, serves as the investment adviser to the Fund.

    DISTRIBUTOR. Quasar Distribution Services, LLC, located at 615 E. Michigan Street, Milwaukee, WI 53202 serves as the distributor of the Fund's shares.

    CUSTODIAN AND ADMINISTRATOR. Investors Bank & Trust Company, located at 200 Clarendon Street, Boston, MA 02116, serves as the custodian and administrator for the Fund.

    PROXY SOLICITOR. D.F. King & Co., Inc., located at 48 Wall Street, New York, NY 10005, serves as the proxy solicitor for the Fund.

OWNERSHIP OF SHARES

    According to information filed with the SEC, the persons shown on EXHIBIT 1 to this Proxy Statement were the beneficial owners of more than 5% of the Fund's outstanding shares as of the Record Date.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

    Stockholders intending to present a proposal at the 2007 annual meeting or to nominate a person for election as a Director must comply with the requirements set forth in Articles 2.5 and 3.3, respectively of the by-laws of the Fund. The Fund's by-laws require, among other things, that the Secretary of the Fund receive written notice from the record stockholder of intent to present such proposal or nomination no less than 60 days prior to the date of the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, any such notice by a stockholder to be timely must be so received no later than the close of business on the 10th day following the day on which notice of the date of the annual or special meeting was given or such public disclosure was made. The notice must contain the information required by the Fund's by-laws, a copy of which is available upon written request to the Secretary of the Fund, Julius Baer Global Equity Fund Inc., 330 Madison Avenue, Floor 12A, New York, NY 10017.

    There are additional requirements regarding proposals of stockholders, and any stockholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

    Stockholders who wish to communicate with the Board or individual Directors should write to the Board of Directors or the particular Director in care of the Fund, at the offices of the Fund. All communications will be forwarded directly to the Board or the individual Director.

    Stockholders also have an opportunity to communicate with the Board at stockholder meetings. The Fund does not have a policy requiring Directors to attend stockholder meetings. However, annual stockholder meetings are generally scheduled to coincide with a regular meeting of the Board in order to facilitate Director attendance.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

    The Board does not intend to present any other business at the Annual Meeting, nor is it aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

OFFICERS OF THE FUND

    The officers of the Fund are listed below. The term of office for each officer is one year.

------------------------------- --------------------------- ---------------------------------------------------------------------
   NAME, DATE OF BIRTH AND        LENGTH OF TIME SERVED                              PRINCIPAL OCCUPATION(S)
     POSITION(S) HELD(4)            AS FUND OFFICER(5)                               DURING PAST FIVE YEARS
------------------------------- --------------------------- ---------------------------------------------------------------------
Anthony Williams                Officer of the Fund since   o    Chief Executive Officer of Julius Baer Investment
(March 15, 1964)                          2004.                  Management LLC (formerly Julius Baer Investment Management,
President                                                        Inc.) and Asset Management Americas (since 2004)
                                                            o    Head of Asset Management Americas and Chief Operating
                                                                 Officer, Julius Baer Investment Management LLC (since 2003)
                                                            o    Director and Head of Cross Border Strategies, JP Morgan
                                                                 Fleming Asset Management (1989-2002)
                                                            o    Chief Operating Officer, JP Morgan Fleming Asset
                                                                 Management (1998-2001)
------------------------------- --------------------------- ---------------------------------------------------------------------
Denise Downey                   Officer of the Fund since   o    First Vice President, Director, Institutional Investments,
(September 1, 1961)                       1995.                  Julius Baer Investment Management LLC (2002 - present)
Vice President                                              o    First Vice President, Head of Product Development, Bank
                                                                 Julius Baer (2001-2002)
                                                            o    Vice President, Deputy Chief Investment Officer, Bank
                                                                 Julius Baer (1995-2001)
------------------------------- --------------------------- ---------------------------------------------------------------------
Brett Gallagher                    Officer of the Fund      o    First Vice President and Deputy Chief Investment Officer
(August 28, 1961)                      since 2004.               of Julius Baer Investment Management LLC (formerly, Bank
Vice President                                                   Julius Baer Investment Management, LLC.) (1999-present)
------------------------------- --------------------------- ---------------------------------------------------------------------
Richard C. Pell                 Officer of the Fund since   o    Senior Vice President and Chief Investment Officer of
(September 21, 1954)                      2004.                  Julius Baer Investment Management LLC (formerly, Bank Julius
Vice President                                                   Baer & Co., Ltd., New York Branch) (1995-present)
------------------------------- --------------------------- ---------------------------------------------------------------------
Rudolph-Riad Younes             Officer of the Fund since   o    Senior Vice President and Head of International Equity
(September 25, 1961)                        2004.                Management of Julius Baer Investment Management LLC (formerly,
Vice President                                                   Bank Julius Baer & Co., Ltd.,  New York Branch)  (1993-present)
------------------------------- --------------------------- ---------------------------------------------------------------------
Craig M. Giunta                 Officer of the Fund since   o    Vice President, Julius Baer Investment Management LLC
(December 20, 1971)                       2003.                  (2002-present)
Chief Financial Officer                                     o    Assistant Vice President, Bank Julius Baer & Co., Ltd. New
                                                                 York Branch (2001 -2002)
                                                            o    Supervisor of Fund Accounting, Neuberger Berman LLC
                                                                 (1994-2001)
------------------------------- --------------------------- ---------------------------------------------------------------------

------------------------------- --------------------------- ---------------------------------------------------------------------
Alex Bogaenko                   Officer of the Fund since   o    Vice President, Julius Baer Investment Management LLC
(April 13, 1963)                          2005.                  (2005 - present)
Treasurer                                                   o    Manager of Accounting and Director of Portfolio
                                                                 Administration of Van Eck Global (1995-2005)
------------------------------- --------------------------- ---------------------------------------------------------------------
John Whilesmith                 Officer of the Fund since   o    Vice President, Julius Baer Investment Management LLC
(March 8, 1967)                           2005.                  (2005 - present)
Secretary                                                   o    Compliance Officer, Morgan Stanley Investment Management
                                                                 (2002-2005)
                                                            o    Vice President, Internal Audit, Deutsche Bank, NA
                                                                 (1997-2002)
------------------------------- --------------------------- ---------------------------------------------------------------------
Michael K. Quain                Officer of the Fund since   o    First Vice President of Julius Baer Investment Management
(July 6, 1957)                            2004.                  LLC (since August 2002)
Chief Compliance Officer                                    o    First Vice President of Julius Baer Securities Inc. (1998 - 2002)
                                                            o    First Vice President, Bank Julius Baer & Co., Ltd. New
                                                                 York Branch, (1998 -2002)
                                                            o    President and Chief Executive Officer of Julius Baer
                                                                 Global Equity Fund (formerly, The European Warrant Fund, Inc.)
                                                                 (1997-2004)
                                                            o    President and Chief Executive Officer of Julius Baer
                                                                 Investment Funds LLC (1998-2004)
------------------------------- --------------------------- ---------------------------------------------------------------------
Michael McVoy                       Officer of the Fund     o    Legal Counsel for U.S. Bancorp (formerly, Firstar Corp.)
(August 8, 1957)                       since 2004.               (1986-present)
Anti-Money Laundering Officer                               o    Senior Vice President and Risk Manager for U.S. Bancorp
                                                                 (1999-present)
------------------------------- --------------------------- ---------------------------------------------------------------------
Dorothy Sanders                 Officer of the Fund since   o    Director, Mutual Fund Administration, Investors Bank &
(May 18, 1955)                            2005.                  Trust Company (2004-Present)
Assistant Secretary                                         o    Chief Legal Officer of Fred Algers (2000-2004)
------------------------------- --------------------------- ---------------------------------------------------------------------
Rainer L.C. Frost                  Officer of the Fund      o    Director and Counsel, Investors Bank & Trust Company
(March 5, 1957)                        since 2005.               (since June 2005)
Assistant Secretary                                         o    Principal and General Counsel, Clarity Group (2000-2005)
                                                            o    Chief Administrative Officer, Executive Vice President and
                                                                 General Counsel, GoldK, Inc. (2001-2002)
                                                            o    Chief Executive Officer, Norfox Software, Inc. (1999-2000)
------------------------------- --------------------------- ---------------------------------------------------------------------
Victoria McFarlane              Officer of the Fund since   o    Director, Mutual Fund Administration, Investors Bank &
(October 2, 1966)                          2003                  Trust Company (2001 - present)
Assistant Treasurer                                         o    Manager/Assistant Vice President of Fund Treasury for MFS
                                                                 Investment Services (1997 - 2001)
------------------------------- --------------------------- ---------------------------------------------------------------------

                             ADDITIONAL INFORMATION

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    KPMG LLP ("KPMG") has served as the Fund's independent registered public accounting firm since the Fund's inception. KPMG has extensive experience in investment company accounting and auditing and performs various audit and tax services for the Fund. Such services include an annual audit of the Fund's financial statements, review of certain filings with the SEC, consultation on tax, financial accounting and reporting matters, and meetings with the Audit Committee of the Fund's Board. The financial statements included in the most recent Annual Report to the Fund's stockholders have been examined and certified to by KPMG.

    For services rendered to the Fund or the Adviser for the fiscal years ended October 31, 2005, October 31, 2004, and March 31, 2004, KPMG received the following fees, all of which were approved by the Audit Committee:

    AUDIT FEES
    For audit services rendered to the Fund for the fiscal years ended October 31, 2005, October 31, 2004, and March 31, 2004, including fees billed for professional services rendered for the audit of the Fund's annual financial statements, KPMG received a fee of $32,500, $30,000, and $30,000, respectively.

    AUDIT-RELATED FEES
    KPMG received no audit-related fees for the fiscal years ended October 31, 2005, October 31, 2004, and March 31, 2004.

    TAX FEES
    The aggregate fees for professional services rendered by KPMG for tax compliance for each of the fiscal years ended October 31, 2005, October 31, 2004, and March 31, 2004 were $7,500, $4,500, and $4,500.

     ALL OTHER FEES
    In connection with assisting management in documenting their controls over financial reporting, tax consulting and the review of the fair value procedures for the fiscal years ended October 31, 2005, October 31, 2004, and March 31, 2004, KPMG received a fee of $0, $0, and $13,400, respectively.

    The aggregate non-audit fees billed by KPMG to the Fund for the fiscal years ended October 31, 2005, October 31, 2004, and March 31, 2004 were $7,500, $4,500, and $18,000, respectively. The aggregate non-audit fees billed by KPMG and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Fund for the fiscal years ended October 31, 2005, October 31, 2004, and March 31, 2004 were $0, $0 and $0, respectively.

    The Audit Committee is authorized, and has authorized the Chairman of the Audit Committees to pre-approve audit and non-audit services. For the fiscal years ending October 31,

2005, October 31, 2004, and March 31, 2004, the Audit Committee pre-approved all such services.

AUDIT COMMITTEE REPORT

    The Audit Committee has discussed with KPMG the matters required to be discussed by the Statement on Auditing Standards No. 61. The Audit Committee has received from KPMG the written statements required by Independence Standards Board No. 1, Independence Discussions with Audit Committee, and has discussed with KPMG the matter of the firm's independence. The Audit Committee has reviewed and discussed the audited financial statements with management. Based on such reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the fiscal year ended October 31, 2005 for filing with the SEC.

    The Audit Committee also has considered whether the provision of non-audit services by KPMG to the Fund, Julius Baer Investment Management LLC, and all entities controlling, controlled by, or under common control with Julius Baer Investment Management LLC that provide services to the Fund, is compatible with the maintenance of the independent accountants' continued independence. KPMG has represented to the Fund that KPMG and its members do not have any direct or indirect material financial interest in or connection with the Fund in any capacity other than as independent accountants. Based on these statements and discussions, the Audit Committee recommended and the Board approved the selection of KPMG as independent accountants for the Fund for the fiscal year ending October 31, 2006. Representatives from KPMG will not be present at the Annual Meeting but will available by telephone to answer questions.



                               VOTING INFORMATION

RECORD DATE

    The Fund has two classes of common stock, of which each has a par value of $.001 per share. On the Record Date, there were 997,646.765 Class A shares and 721,894.201 Class I shares outstanding. Each share outstanding on the Record Date is entitled to one vote on all matters submitted to stockholders at the Annual Meeting, with pro rata voting rights for any fractional shares.

VOTE REQUIRED

    Proposal 1, the amendment and restatement of the Charter, requires the vote of at least 75% of the Fund's outstanding shares. With respect to Proposal 2, nominees for Director receiving a plurality of the votes cast in person or by proxy at the Annual Meeting if a quorum exists will be elected.

VOTING INSTRUCTIONS FOR SHARES HELD IN NAME OF STOCKHOLDER

    Any stockholder holding shares in his or her name as record holder may vote shares by proxy through the mail as described in the enclosed proxy card. A properly completed and submitted proxy card will be voted in accordance with the stockholder's instructions, unless those instructions are subsequently revoked. If no choice is specified, shares will be voted FOR the election of the nominees. Any stockholder that attends the Annual Meeting and wishes to vote in person will be given a ballot prior to the vote.

MAILING OF PROXY

    One proxy statement is being delivered to multiple security holders who share an address unless the Fund has received alternate instructions. Upon written or oral request, the Fund will deliver a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the documents was delivered. A separate copy of the proxy statement may be obtained without charge by calling 1-800-387-6977 or mailing a request to: Julius Baer Global Equity Fund Inc. c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

VOTING INSTRUCTIONS FOR SHARES HELD IN "STREET NAME"

    Any stockholder holding shares through a broker may vote his or her proxy through the mail, telephone or internet, as described in the enclosed proxy card. Any stockholder that attends the Annual Meeting and wishes to vote in person will be given a ballot prior to the vote. However, if shares are held in the name of a broker, bank or other nominee, the stockholder must bring a letter from the nominee indicating that the stockholder is the beneficial owner of the shares on the Record Date and authorizing the stockholder to vote.

REVOKING A PROXY

    Any Stockholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person at the annual meeting, or by letter revoking the proxy to the Secretary of the Fund. Presence at the Annual Meeting ALONE does not revoke a previous properly given proxy.

QUORUM; ADJOURNMENT

    A quorum of stockholders is necessary to take action at the Annual Meeting. Under the by-laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares entitled to vote at the Annual Meeting. The failure of a quorum to be present at the Annual Meeting will necessitate adjournment and will subject the Fund to additional expenses.

    Under New York Stock Exchange rules applicable to broker-dealers, if a broker holds a stockholder's shares in its name, the Fund expects that the broker will be entitled to vote those shares on election of nominees even if the broker has not received instructions from the stockholder. A "broker non-vote" occurs when a broker has not received voting instructions from a stockholder and is barred from voting the shares without stockholder instructions because the proposal is non-routine. Because the uncontested election of nominees is considered routine, the Fund does not expect to receive any broker non-votes. Broker non-votes, if any, abstentions and votes withheld will count as present for establishing a quorum. Broker non-votes, abstentions and votes withheld have no effect on any proposal which requires a certain percentage of votes cast in order to be approved and have the effect of votes against any proposal which requires a certain percentage of the shares outstanding or the shares present in order to be approved. The election of directors requires a plurality of votes cast so broker non-votes, abstentions and votes withheld have no effect on such vote. The amendment and restatement of the Charter requires the affirmative vote of 75% of the outstanding shares of stock of the Fund, so broker non-votes and abstentions will have the effect of votes against Proposal 1.

    In the event that a quorum is not present at the Annual Meeting, or for any other reason, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies which they are entitled to vote FOR the election of any nominee in favor of such an adjournment and will vote those proxies required to WITHHOLD on any nominee against any such adjournment. Approval of any such proposal to adjourn the Annual Meeting requires the affirmative vote of the holders of a majority of stock voting on the matter at the Annual Meeting. Broker non-votes will have no effect on the outcome of a vote on adjournment. A stockholder vote may be taken on one or more of the proposals prior to any adjournment if sufficient votes have been received for approval.

 IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN
THE MANNER DESCRIBED IN THE ENCLOSED PROXY CARD. A STOCKHOLDER HOLDING SHARES IN
 "STREET NAME" MAY ALSO VOTE HIS OR HER PROXY BY TELEPHONE OR THE INTERNET, AS
                     DESCRIBED IN THE ENCLOSED PROXY CARD.

                                    EXHIBIT 1

                              BENEFICIAL OWNERSHIP
                             (AS OF THE RECORD DATE)


NAME OF BENEFICIAL OWNER             NUMBER OF SHARES       PERCENTAGE OF SHARES

UBS AG                               273,475 Class A        27.41%
Omnibus Reinvestment Account
101 Park Avenue
New York, NY 10178

Charles Schwab & Co, Inc.            238,940 Class A        23.95%
101 Montgomery Street
San Francisco, CA 94104

National Investors Services          80,510 Class A         9.07%
55 Water Street, 32nd Floor
New York, NY 10041

Salient Trust Co                     51,449 Class A         5.16%
4265 San Felipe Street, Suite 900
Houston, TX 77027

Standard Life Assurance Company      422,013 Class I        58.46%
of Canada
1245 Sherbrooke Street West,
Montreal Quebec H3G 1G3
CANADA

UBS Bank (Canada)                    129,000 Class I        17.87%
184 University Avenue
Toronto Ontario M5H 3Z4
CANADA

UBS AG                               117,777 Class I        16.32%
Omnibus Reinvest Account
101 Park Avenue
New York, NY 10178

Brown Brothers Harriman and Co       53,103 Class I         7.36%
Newport Tower
525 Washington Blvd.
Jersey City, NJ 07310

                                    EXHIBIT 2

                       JULIUS BAER GLOBAL EQUITY FUND INC.

                      ARTICLES OF AMENDMENT AND RESTATEMENT


FIRST: Julius Baer Global Equity Fund, Inc., a Maryland corporation having its principal office in the City of Baltimore, State of Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

SECOND: The following provisions constitute all of the provisions of the charter of the Corporation currently in effect and as hereinafter amended:

                               * * * * * * * * * *

                                    ARTICLE I

                                  INCORPORATOR

         Linda G. Schechter, whose post office address is c/o Wilkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022, who is at least eighteen years of age, is the incorporator.

                                   ARTICLE II

                                      NAME

         The name of the Corporation is JULIUS BAER GLOBAL EQUITY FUND INC.

                                   ARTICLE III

                               PURPOSES AND POWERS

         The Corporation is formed for the following purposes:

         (1) To conduct and carry on the business of a open-end management investment company under the Investment Company Act of 1940, as from time to time amended and in effect (the "Investment Company Act").

         (2) To hold, invest and reinvest its assets in securities and other investments or to hold part or all of its assets in cash.

         (3) To issue and sell shares of its capital stock in such amounts and on such terms and conditions and for such purposes and for such amount or kind of consideration as may now or hereafter be permitted by law.

         (4) To do any and all additional acts and to exercise any and all additional powers or rights as may be necessary, incidental, appropriate or desirable for the accomplishment of all or any of the foregoing purposes.

         The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the Maryland General Corporation Law now or hereafter in force, and the enumeration of the foregoing shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

                                   ARTICLE IV

                       PRINCIPAL OFFICE AND RESIDENT AGENT

         The post office address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated. The post office address of the resident agent is 300 East Lombard Street, Baltimore, Maryland 21202.

                                    ARTICLE V

                                  CAPITAL STOCK

         (1) The total number of shares of capital stock that the Corporation shall have authority to issue is fifty billion (50,000,000,000) shares, of the par value of one tenth of one cent ($.001) per share and of the aggregate par value of fifty million dollars ($50,000,000). A majority of the entire Board of Directors, without action by the stockholders, may amend the Charter of the Corporation to increase or decrease the aggregate number of shares of capital stock or the number of shares of capital stock of any class or series that the Corporation has authority to issue.

         (2) Until such time as the Board of Directors shall provide otherwise in accordance with Article V, paragraph (1) or Article V, paragraph (13) hereof, twenty-five billion (25,000,000,000) of the authorized shares of the capital stock of the Corporation are classified and designated as Class A Common Stock and twenty-five billion (25,000,000,000) of such shares are classified and designated as Class I Common Stock, both of the same series.

         (3) As more fully set forth hereafter, the assets and liabilities and the income and expenses of each class or series of the Corporation's stock shall be determined separately from those of each other class or series of the Corporation's stock and, accordingly, the net asset value, the dividends and distributions payable to holders, and the amounts distributable in the event of dissolution of the Corporation to holders of shares of the Corporation's stock may vary from class to class and series to series. Except for these differences and certain other differences hereafter set forth or provided for, each class or series of the Corporation's stock shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, and other distributions, qualifications and terms and conditions of and rights to require redemption of each other class or series of the Corporation's stock, except as otherwise provided for by the Board of Directors pursuant to Article V, paragraph (13) hereof. The Board of Directors may establish for each class or series such sales charges, deferred sales charges, redemption fees, exchange fees, management fees, Rule 12b-1 distribution fees, and other fees and charges in accordance with the Investment Company Act and the applicable rules and regulations of the National Association of Securities Dealers, Inc.

         (4) All consideration received by the Corporation for the issue or sale of shares of a class or series of the Corporation's stock, together with all funds derived from any investment and reinvestment thereof, shall irrevocably remain attributable to that class or series for all purposes, subject only to any automatic conversion of one class or series of stock into another, as hereinafter provided for, and the rights of creditors, and shall be so recorded upon the books of account of the Corporation. The assets attributable to the Class A Common Stock and Class I Common Stock shall be invested in the same investment portfolio of the Corporation.

         (5) The allocation of investment income and capital gains and expenses and liabilities of the Corporation among the Class A Common Stock and Class I Common Stock shall be determined by the Board of Directors in a manner that is consistent with the Investment Company Act, the rules and regulations thereunder, and the interpretations thereof, in each case as from time to time amended, modified or superseded. The determination of the Board of Directors shall be conclusive as to the allocation of investment income or capital gains, expenses and liabilities (including accrued expenses and reserves) and assets to a particular class or classes.

         (6) Shares of each class or series of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be authorized from time to time by the Board of Directors with respect to such class or series. Specifically, and without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to each class or series may vary with respect to each such class or series to reflect differing allocations of the expenses of the Corporation among the holders of the classes or series and any resultant differences between the net asset values per share of the classes or series, to such extent and for such purposes as the Board of Directors may deem appropriate.

         (7) On each matter submitted to a vote of the stockholders, each holder of stock shall be entitled to one vote for each share entitled to vote thereon standing in his or her name on the books of the Corporation. Subject to any applicable requirements of the Investment Company Act, or rules or orders of the Securities and Exchange Commission or any successor thereto, or other applicable law, all holders of shares of stock shall vote as a single class or series except with respect to any matter which affects only one or more (but less than all) classes or series of stock, in which case only the holders of shares of the classes or series affected shall be entitled to vote. Without limiting the generality of the foregoing, and subject to any applicable requirements of the Investment Company Act or rules or orders of the Securities and Exchange Commission or any successor thereto, or other applicable law, the holders of each class or series shall have, respectively, with respect to any matter submitted to a vote of stockholders (i) exclusive voting rights with respect to any such matter that only affects the class or series of which they are holders, including, without limitation, the provisions of any distribution plan adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act (a "Plan") with respect to the class or series of which they are holders and (ii) no voting rights with respect to the provisions of any Plan that affects one or more of such other classes or series, but not the class or series of which they are holders, or with respect to any other matter that does not affect the class or series of which they are holders.

         (8) In the event of the liquidation or dissolution of the Corporation, stockholders of each class or series of the Corporation's stock shall be entitled to receive, as a class or series, out of the assets of the Corporation available for distribution to stockholders, but other than general assets not attributable to any particular class or series of stock, the assets attributable to the class or series less the liabilities allocated to that class or series; and the assets so distributable to the stockholders of any class or series of stock shall be distributed among such stockholders in proportion to the number of shares of the class or series held by them and recorded on the books of the Corporation. In the event that there are any general assets not attributable to any particular class or series of stock, and such assets are available for distribution, the distribution shall be made pro rata to the holders of each class or series in proportion to the net asset value of each such class or series or as otherwise determined by the Board of Directors.

         (9) (a) Each holder of stock may require the Corporation to redeem all or any part of the stock owned by that holder, upon request to the Corporation or its designated agent, at the net asset value of the shares of stock next determined following receipt of the request in a form approved by the Corporation and accompanied by surrender of the certificate or certificates for the shares, if any, less the amount of any applicable redemption fee or other amount imposed by the Board of Directors (to the extent consistent with applicable law) or provided for herein. The Board of Directors may establish procedures for redemption of stock.

         (b) The proceeds of the redemption of a share (including a fractional share) of any class or series of stock of the Corporation shall be reduced by the amount of any redemption fee or other amount payable on such redemption pursuant to the terms of issuance of such share or provided for herein.

         (c) (i) The Board of Directors may establish differing minimum amounts for categories of holders of stock based on such criteria as the Board of Directors may deem appropriate. If the net asset value of the shares of a class or series of stock held by a stockholder shall be less than the minimum amount then in effect with respect to the category of holders in which the stockholder is included, the Corporation may: (A) redeem all of those shares or (B) exchange those shares for shares of another class or series for which the net asset value of the shares held by the stockholder equals the minimum amount, in either event, upon notice given to the holder in accordance with subsection (c)(iii), to the extent that the Corporation may lawfully effect such redemption or exchange under the Maryland General Corporation Law.

         (ii) To the extent and in the manner permitted by the Investment Company Act and the Maryland General Corporation Law, and if authorized by the Board of Directors in its sole discretion, the Corporation may redeem at any time and from time to time, in whole or in part, at their current net asset value, shares of any class or series from any stockholder upon notice given to the holder in accordance with subsection (c)(iii) and upon such terms and conditions as the Board of Directors shall deem advisable. A redemption under this subsection (c)(ii), even if it is for all of the shares of a class or series, shall not be considered a liquidation requiring a vote of stockholders.

         (iii) The notice referred to in subsections (c)(i) and (ii) shall be in writing personally delivered or deposited in the mail, at least thirty days (or such other number of days as may be specified from time to time by the Board of Directors) prior to such redemption or exchange. If mailed, the notice shall be addressed to the stockholder at his post office address as shown on the books of the Corporation, and sent by first class mail, postage prepaid. The price for shares acquired by the Corporation pursuant to this section (c) shall be an amount equal to the net asset value of such shares, less the amount of any applicable fee or other amount payable on such redemption or exchange pursuant to the terms of issuance of such shares or imposed by the Board of Directors (to the extent consistent with applicable law) or provided for herein.

         (d) Payment by the Corporation for shares of stock of the Corporation surrendered to it for redemption shall be made by the Corporation within seven days of such surrender out of the funds legally available therefor, provided that the Corporation may suspend the right of the stockholders to redeem shares of stock and may postpone the right of those holders to receive payment for any shares when permitted or required to do so by applicable statutes or regulations. Payment of the aggregate price of shares surrendered for redemption may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities of the Corporation as the Corporation shall select.

         (10) No stockholder shall be entitled to any preemptive rights or have any right to purchase or subscribe for any shares of the Corporation's capital stock or any other security that the Corporation may issue or sell, other than as the Board of Directors, in its discretion, may determine to grant.

         (11) The Corporation may issue fractional shares. Any fractional share shall carry proportionately the rights of a whole share including, without limitation, the right to vote and the right to receive dividends. A fractional share shall not, however, have the right to receive a certificate evidencing it.

         (12) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the Charter and the Bylaws of the Corporation, as from time to time amended.

         (13) The Board of Directors shall have authority by resolution to classify and reclassify any authorized but unissued shares of capital stock (whether or not such shares have been previously classified or reclassified) from time to time into one or more existing or new classes or series of capital stock by setting, changing, or eliminating, in any one or more respects, the class or series designations, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, or terms or conditions of or rights to require redemption of such shares of capital stock.

         (14) Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a greater proportion of the votes of all classes or series or of any class or series of stock of the Corporation, such action shall be effective and valid if taken or authorized by the affirmative vote of a majority of the total number of votes entitled to be cast thereon, except as otherwise provided in the Charter of the Corporation.

         (15) The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast (without regard to class or series) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes or series of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class or series entitled to vote as a class or series on the matter shall constitute a quorum.

         (16) The Board of Directors may delegate to a committee of the Board or to an officer of the Corporation the power to determine the amount and other terms of a distribution, provided that the Board authorizes the distribution generally and provides for or establishes a method of determining the maximum amount of the distribution.

                                   ARTICLE VI

                               BOARD OF DIRECTORS

         (1) The number of directors constituting the Board of Directors shall be as specified in the Bylaws or determined by the Board of Directors pursuant to the Bylaws, except that the number of Directors shall in no event be greater than nine (9). The names of the directors who shall act until their successors are duly chosen and qualified:

                                Antoine Bernheim
                                Thomas J. Gibbons
                                Harvey B. Kaplan
                               Robert S. Matthews
                                Gerard J.M. Vlak
                                   Glen Wisher
                                  Peter Wolfram

          (2) A Director may be removed with or without cause, but only by action of the stockholders taken by the holders of at least seventy-five percent (75%) of the votes entitled to be cast.

         (3) In furtherance, and not in limitation, of the powers conferred by the laws of the State of Maryland, the Board of Directors is expressly authorized:

         (i) To make, alter or repeal the Bylaws of the Corporation, except as otherwise required by the Investment Company Act.

         (ii) From time to time to determine whether and to what extent and at what times and places and under what conditions and regulations the books and accounts of the Corporation, or any of them other than the stock ledger, shall be open to the inspection of the stockholders. No stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by law or authorized by resolution of the Board of Directors.

         (iii) Without the assent or vote of the stockholders, to authorize the issuance from time to time of shares of the stock of any class of the Corporation, whether now or hereafter authorized, and securities convertible into shares of stock of the Corporation of any class or classes, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable.

         (iv)     Without the assent or vote of the  stockholders,  to authorize and issue obligations of the Corporation, secured and unsecured, as the Board of Directors may determine, and to authorize and cause to be executed mortgages and liens upon the real or personal property of the Corporation.

         (v) In addition to the powers and authorities granted herein and by statute expressly conferred upon it, the Board of Directors is authorized to exercise all powers and do all acts that may be exercised or done by the Corporation pursuant to the provisions of the laws of the State of Maryland, these Articles of Incorporation and the Bylaws of the Corporation.

         (5) Any determination made in good faith by or pursuant to the direction of the Board of Directors, with respect to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which the reserves or charges have been created has been paid or discharged or is then or thereafter required to be paid or discharged), as to the value of any security owned by the Corporation or as to the determination of the net asset value of shares of any class or series of the Corporation's capital stock, shall be final and conclusive, and shall be binding upon the Corporation and all holders of its capital stock, past, present and future, and shares of the capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision of the Charter of the Corporation shall be effective to (i) require a waiver of compliance with any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Investment Company Act, or of any valid rule, regulation or order of the Securities and Exchange Commission under those Acts or (ii) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                                   ARTICLE VII

                              CERTAIN TRANSACTIONS

         (1) Except as otherwise provided in this Article VII, at least 75% of the votes entitled to be cast by stockholders, in addition to the affirmative vote of at least 75% of the Board of Directors, shall be necessary to effect any of the following actions:

         (i) Any amendment to these Articles to make the Corporation's Common Stock a "redeemable security" or to convert the Corporation from a "closed-end company" to an "open-end company" (as such terms are defined in the Investment Company
                  Act) or any amendment to paragraph (1) of Article III, unless the Continuing Directors (as hereinafter defined) of the Corporation, by a vote of at least seventy-five percent (75%) of such Directors, approve such amendments, in which case the number of shares required to approve such transaction under applicable law shall be required;

         (ii) Any stockholder proposal as to specific investment decisions made or to be made with respect to the Corporation's assets;

         (iii) Any proposal as to the voluntary liquidation or dissolution of the Corporation or any amendment to these Articles of Incorporation to terminate the existence of the Corporation, unless the Continuing Directors of the Corporation, by a vote of at least seventy-five percent (75%) of such Directors, approve such proposals, in which case the number of shares required to approve such transaction under applicable law shall be required; or

         (iv) Any Business Combination (as hereinafter defined) unless either the condition in clause (A) below is satisfied, or all of the conditions in clauses (B), (C), (D), (E) and (F) below are satisfied, in which case the number of shares required to approve such transaction under state law shall be required:

                  (A) The Business Combination shall have been approved by a vote of at least 75% of the Continuing Directors.

                  (B) The aggregate amount of cash and the Fair Market Value (as hereinafter defined), as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of any class of outstanding Voting Stock (as hereinafter defined) in such Business Combination shall be at least equal to the higher of the following:

                                    (x) the highest  per share price  (including
                           any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by an Interested Party (as hereinafter defined) for any shares of such Voting Stock acquired by it (aa) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date"), or (bb)(i) in the Threshold Transaction (as hereinafter defined), or (ii) in any period between the Threshold Transaction and the consummation of the Business Combination, whichever is higher; and

                                    (y) the net  asset  value  per share of such
                           Voting Stock on the Announcement Date or on the date of the Threshold Transaction, whichever is higher.

                  (C) The consideration to be received by holders of the particular class of outstanding Voting Stock shall be in cash or in the same form as the Interested Party has previously paid for shares of any class of Voting Stock. If the Interested Party has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by it.

                  (D) After the occurrence of the Threshold Transaction, and prior to the consummation of such Business Combination, such Interested Party shall not have become the beneficial owner of any additional shares of Voting Stock except by virtue of the Threshold Transaction.

                  (E) After the occurrence of the Threshold Transaction, such Interested Party shall not have received the benefit, directly or indirectly (except proportionately as a shareholder of the Corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

                  (F) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the Investment Company Act, and the rules and regulations thereunder (or any subsequent provisions replacing such Acts, rules or regulations) shall be prepared and mailed by the Interested Party, at such Interested Party's expense, to the shareholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Acts or subsequent provisions).



         (2)  For the purposes of this Article:

         (i) "Business Combination" shall mean any of the transactions described or referred to in any one or more of the following subparagraphs:

                  (A) any merger, consolidation or share exchange of the Corporation with or into any other person;

                  (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions in any 12 month period) to or with any other person of any assets of the Corporation having an aggregate Fair Market Value of $1,000,000 or more except for portfolio transactions of the Corporation effected in the ordinary course of the Corporation's business;

                  (C) the issuance or transfer by the Corporation (in one transaction or a series of transactions in any 12 month period) of any securities of the Corporation to any other person in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $1,000,000 or more excluding (x) sales of any securities of the Corporation in connection with a public offering thereof, (y) issuances of any securities of the Corporation pursuant to a dividend reinvestment plan adopted by the Corporation and (z) issuances of any securities of the Corporation upon the exercise of any stock subscription rights distributed by the Corporation;

         (ii) "Continuing Director" means any member of the Board of Directors of the Corporation who is not an Interested Party or an Affiliate (as hereinafter defined) of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months (or since the Corporation's commencement of operations, if that period is less than 12 months), or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.

         (iii)    "Interested  party"  shall  mean  any  person,  other  than an investment company advised by the Corporation's initial investment manager or any of its Affiliates, which enters, or proposes to enter, into a Business combination with the Corporation.

         (iv) "Person" shall mean an individual, a corporation, a trust or a partnership.

         (v) "Voting Stock" shall mean capital stock of the Corporation entitled to vote generally in the election of directors.

         (vi)     A person shall be a "beneficial owner" of any Voting Stock:

                  (A)      which  such  person  of  any  of  its  Affiliates  or
                           Associates  (as  hereinafter  defined)   beneficially
                           owns, directly or indirectly; or

                  (B)      which  such  person  or  any  of  its  Affiliates  or
                           Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or

                  (C) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

         (vii) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities and Exchange Act of 1934.

         (viii)   "Fair Market Value" means:

                  (A) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the relevant date of a share of such stock on the New York Stock Exchange, or if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sale price (if such stock is a National Market System security) or the highest closing bid quotation (if such stock is not a
                           National Market System security) with respect to a share of such stock during the 30-day period preceding the relevant date of the National Association of Securities Dealers, Inc. Automated Quotation Systems (NASDAQ) or any system then in use, or if no such quotations are available, the fair market value on the relevant date of the share of such stock as determined by at least 75% of the Continuing Directors in good faith, and

                  (B) in the case of property other than cash or stock, the fair market value of such property on the relevant date as determined by at least 75% of the Continuing Directors in good faith.

         (ix)     "Threshold  Transaction"  means  the  transaction  by  or as a
                  result  of  which  an  Interested   Party  first  becomes  the
                  beneficial owner of Voting Stock.

         (x) In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash to be received" as used in subparagraph (a)(iv)(B) above shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

         (xi) Continuing Directors of the Corporation shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine (a) the number of shares of Voting Stock beneficially owned by any person, (b) whether a person is an Affiliate or Associate of another, (c) whether the requirements of subparagraph (a)(iv) above have been met with respect to any Business Combination, and (d) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation in any Business Combination has, an aggregate Fair Market Value of $1,000,000 or more.

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

                                  ARTICLE VIII

                    LIMITATIONS ON LIABILITY; INDEMNIFICATION

         (1) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

         (2) Any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the fullest extent permissible under the Maryland General Corporation Law, the Securities Act, and the Investment Company Act, as such statutes are now or hereafter in force. In addition, the Corporation shall also advance expenses to its currently acting and its former directors and officers to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law, the Securities Act, and the Investment Company Act. The Board of Directors may by a provision in the Bylaws, a resolution or an agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

         (3) No provision of the Charter shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         (4) References to the Maryland General Corporation Law in the Charter are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under the Charter based on any event, omission or proceeding prior to the amendment.

                                   ARTICLE IX

                                    AMENDMENT

         (1) The Corporation reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment that alters the contract rights, as expressly set forth in its Charter, of any outstanding stock.

         (2) Notwithstanding Paragraph (1) of this Article or any other provision of these Articles of Incorporation, no amendment to these Articles of Incorporation of the Corporation shall amend, alter, change or repeal any of the provisions of Articles VI, VII or IX unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote of at least seventy-five percent (75%) of the votes entitled to be cast by stockholders.

THIRD: The number of Directors of the Corporation and the names of those persons currently in office are set forth in Article VI of the foregoing amendment and restatement.

FOURTH: The foregoing amendment to and restatement of the charter of the Corporation have been duly advised and approved by the Board of Directors of the Corporation and approved by the stockholders of the Corporation as required by law.

FIFTH: The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the charter.

SIXTH: The name and address of the Corporation's resident agent is as set forth in Article IV of the foregoing amendment and restatement of the charter.

SEVENTH: The undersigned President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned President of the Corporation acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and this statement is made under the penalties of perjury.

EIGHTH: The foregoing amendment to and restatement of the Charter of the Corporation shall become effective at 11:59 p.m. on [July [ ], 2006.]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President, Anthony Williams, and attested by its Secretary, John Whilesmith, on July ___, 2006.


                                       JULIUS BAER GLOBAL EQUITY FUND INC.


                                         By:
                                            -----------------------------------
                                              Anthony Williams, President


Attest

----------------------------------------------
John Whilesmith, Secretary




         THE UNDERSIGNED, President of JULIUS BAER GLOBAL EQUITY FUND INC., who executed on behalf of said Corporation the foregoing Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation that these Articles of Amendment and Restatement are the act of the Corporation and certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects and that this statement is made under penalties of perjury.


                                       JULIUS BAER GLOBAL EQUITY FUND INC.


                                         By:
                                            -----------------------------------
                                              Anthony Williams, President